                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement              [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement                   Commission Only (as permitted
[ ] Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    240.14a-11(c) or 240.14a-12

                            WESTERN ASSET INCOME FUND
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                           WESTERN ASSET INCOME FUND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 9, 2006
                            ------------------------

To the Stockholders of
WESTERN ASSET INCOME FUND

     The Annual Meeting of Stockholders of Western Asset Income Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 9, 2006 at 8:00 a.m., Pacific time, for the following purposes:

          (1) Electing six Directors to the Board of Directors of the Fund;

          (2) Approving an amendment to the Fund's Certificate of Incorporation to add an exculpatory provision; and

          (3) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Mrozek, Secretary

Pasadena, California
March [  ], 2006

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           WESTERN ASSET INCOME FUND
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Fund for use at the annual meeting of stockholders of the Fund to be held on May 9, 2006 at 8:00 a.m., Pacific time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, stockholders of the Fund will be asked to consider (1) the election of six Directors to the Board of Directors of the Fund and (2) an amendment to the Fund's Certificate of Incorporation to add an exculpatory provision. This Proxy Statement and the form of proxy were first mailed to stockholders on or about March [ ], 2006.

     The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of
business on March 17, 2006, there were [          ] shares of the Fund's common
stock (the "Common Stock") outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting. As of the close of business on March 17, 2006, no person owned of record, or to the Fund's knowledge, beneficially, more than 5% of the Fund's Common Stock, except that Cede & Co., as nominee for participants
in The Depository Trust Company, held of record [          ] shares of Common
Stock, representing approximately [ ]% of the Fund's Common Stock. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     A majority of the outstanding shares of Common Stock as of the close of business on March 17, 2006 must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, including the proposed amendment to the Fund's Certificate of Incorporation, the affirmative vote of the majority of shares of the Fund's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive
a telephone call from our proxy solicitor, [          ] ("[          ]"), which
has been retained to assist stockholders in the voting process. For these
services, the Fund will pay [          ] a fee that is not expected to exceed
$[     ]. The Fund will reimburse brokers and other nominees, in accordance with
New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Fund. All expenses incurred in connection with the solicitation of proxies, including
the services of [          ], will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected, but will have the effect of a negative vote on Proposal 2 below.

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Hirschmann and Mses. Mrozek and Harker are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Board of Directors' nominees listed in this proxy statement and the approval of the amendment to the Fund's Certificate of Incorporation. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In all matters other than the election of Directors, except where a different vote is required by any provision of law or the Certificate of Incorporation or Bylaws, the affirmative vote of a majority of shares of the Fund's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Six Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified or until they shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below. Each of the nominees is presently a Director of the Fund.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

     Information Regarding the Nominees. Information about the nominees is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).

                                                                                                                   SHARES OF
                                                                                                                     COMMON
                                                                                      NUMBER OF                      STOCK
                                                                                      PORTFOLIOS                     OF THE
                                             TERM OF                                   IN FUND                        FUND
                                            OFFICE AND                                 COMPLEX         OTHER      BENEFICIALLY
                          POSITION(S)       LENGTH OF                                  OVERSEEN    DIRECTORSHIPS    OWNED ON
                           HELD WITH           TIME           PRINCIPAL OCCUPATIONS       BY          HELD BY       MARCH 1,
NAME AND YEAR BORN           FUND            SERVED+         DURING THE PAST 5 YEARS  NOMINEE++       NOMINEE         2006
------------------        -----------  --------------------  -----------------------  ----------   -------------  ------------
Ronald J. Arnault         Director     Served since 1997     Retired                      14       None              [    ]
1943                      (1)(4)

                                                                                                                   SHARES OF
                                                                                                                     COMMON
                                                                                      NUMBER OF                      STOCK
                                                                                      PORTFOLIOS                     OF THE
                                             TERM OF                                   IN FUND                        FUND
                                            OFFICE AND                                 COMPLEX         OTHER      BENEFICIALLY
                          POSITION(S)       LENGTH OF                                  OVERSEEN    DIRECTORSHIPS    OWNED ON
                           HELD WITH           TIME           PRINCIPAL OCCUPATIONS       BY          HELD BY       MARCH 1,
NAME AND YEAR BORN           FUND            SERVED+         DURING THE PAST 5 YEARS  NOMINEE++       NOMINEE         2006
------------------        -----------  --------------------  -----------------------  ----------   -------------  ------------
Anita L. DeFrantz         Director     Served since 1998     President                    14       OBN Holdings      [    ]
1952                      (2)(3)(4)                          (1987-present) and                    Inc.
                                                             Director (1990-
                                                             present) of Amateur
                                                             Athletic Foundation of
                                                             Los Angeles; President
                                                             and Director of Kids in
                                                             Sports (1994-present);
                                                             Vice President and
                                                             Director of the
                                                             International Rowing
                                                             Federation (1997-
                                                             present); Member of the
                                                             International Olympic
                                                             Committee ("IOC")
                                                             (1986-present); Member,
                                                             of the IOC Executive
                                                             Board (1992-2001);
                                                             Member of the U.S.
                                                             Olympic Committee
                                                             ("USOC") (1976-
                                                             present); Member of the
                                                             USOC Executive Board
                                                             (1977-present).
William E. B. Siart       Director     Served since 1997     Chairman of Walt Disney      14       None               4,000
1946                      (1)(2)                             Concert Hall, Inc.
                                                             (1998-present);
                                                             Chairman of Excellent
                                                             Education Development
                                                             (2000-present).
Louis A. Simpson          Director     Served since 1994     President and Chief          14       VeriSign,         10,000
1936                      (1)(4)                             Executive Officer,                    Inc.
                                                             Capital Operations of
                                                             GEICO Corporation
                                                             (1993-present).

                                                                                                                   SHARES OF
                                                                                                                     COMMON
                                                                                      NUMBER OF                      STOCK
                                                                                      PORTFOLIOS                     OF THE
                                             TERM OF                                   IN FUND                        FUND
                                            OFFICE AND                                 COMPLEX         OTHER      BENEFICIALLY
                          POSITION(S)       LENGTH OF                                  OVERSEEN    DIRECTORSHIPS    OWNED ON
                           HELD WITH           TIME           PRINCIPAL OCCUPATIONS       BY          HELD BY       MARCH 1,
NAME AND YEAR BORN           FUND            SERVED+         DURING THE PAST 5 YEARS  NOMINEE++       NOMINEE         2006
------------------        -----------  --------------------  -----------------------  ----------   -------------  ------------
Jaynie Miller Studenmund  Director     Served since 2004     President and Chief          14       aQuantive           None
1954                      (1)(3)                             Executive Officer of                  Inc.
                                                             eHarmony.com, Inc.
                                                             (2005-present); Chief
                                                             Operating Officer of
                                                             Overture Services, Inc.
                                                             (2001-2004); President
                                                             and Chief Operating
                                                             Officer of
                                                             Paymybills.com
                                                             (2000-2001).

Interested Nominee
Ronald L. Olson           Director     Served since 2005(5)  Senior Partner of            14       Edison            [    ]
1941                                                         Munger, Tolles & Olson                International,
                                                             International (a law                  City National
                                                             partnership) (1968-                   Corporation,
                                                             present).                             The
                                                                                                   Washington
                                                                                                   Post Company,
                                                                                                   and Berkshire
                                                                                                   Hathaway,
                                                                                                   Inc.

---------------
(1) Member of the Audit Committee of the Board of Directors.

(2) Member of the Executive and Contracts Committee of the Board of Directors.

(3) Member of the Governance and Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

(5) Mr. Olson is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because his law firm has provided legal services to the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser").

+ Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange.

++ Each Director also serves as a Trustee for Western Asset Premier Bond Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Western Asset Premier Bond Fund, and each serves as subadviser to one or more series of Western Asset Funds, Inc.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2006 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL FUNDS OVERSEEN
                                              DOLLAR RANGE OF EQUITY     OR TO BE OVERSEEN BY NOMINEE IN
NAME OF NOMINEE                               SECURITIES IN THE FUND      FAMILY OF INVESTMENT COMPANIES
---------------                              -------------------------   --------------------------------
Ronald J. Arnault..........................                $[    ]                         $[    ]
Anita L. DeFrantz..........................                $[    ]                         $[    ]
William E. B. Siart........................     $50,001 - $100,000              $50,001 - $100,000
Louis A. Simpson...........................          Over $100,000                   Over $100,000
Jaynie Miller Studenmund...................                   None                            None

Interested Nominee
Ronald L. Olson............................                $[    ]                         $[    ]

     As of March 1, 2006, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

     Audit Committee. The Board of Directors has established an Audit Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Siart and Simpson and Ms. Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund's proxy statement dated March 31, 2004.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS
61). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to stockholders.

                                           Ronald J. Arnault (Chairman)
                                           William E. B. Siart
                                           Louis A. Simpson
                                           Jaynie Miller Studenmund

     Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Mses. DeFrantz and Studenmund. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund and consider other matters of Board policy. The Directors have adopted a written charter for the Governance and Nominating Committee, a copy of which was included as Appendix B to the Fund's proxy statement dated March 31, 2004. The Fund does not currently maintain a website on which the charter is available.

     The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Director recommended by the Fund's current Directors, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Directors.

     Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Mr. Siart and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Messrs. Arnault and Simpson and Ms. DeFrantz. The Compensation Committee meets to review and make recommendations to the Board with respect to Director compensation for services to the Fund.

     Meetings. During 2005, the Board of Directors held [ ] meetings, the Audit Committee held [ ] meetings, the Governance and Nominating Committee held [ ] meetings, the Compensation Committee held [ ] meetings and the Executive and Contracts Committee held [ ] meetings. Each Director attended at least 75% of the aggregate of the meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served. Although the Fund's policies do not require the Directors to attend the Fund's annual stockholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors. [Each current Director attended the Fund's annual stockholder meeting in May 2005.]

     Stockholder Communications. The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder's name, be signed by the stockholder, refer to the Fund, and include the class and number of shares held by the stockholder as of a recent date.

     Director Compensation. Effective February 2006, each Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the
Investment Adviser or the Subadviser receives an aggregate fee of $[     ]
annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director
also receives a fee of $[     ] and related expenses for each meeting of the
Board attended in-person and a fee of $[     ] for participating in each
telephonic meeting. The Chairman of the Board and the Chairman of the Audit
Committee each receive an additional $[     ] per year for serving in such
capacities. Each member of the Audit Committee receives a fee of $[     ] for
serving as a member of the Audit Committee. Other committee members receive
$[     ] for serving as a member of each committee upon which they serve.
Committee members also receive a fee of $[     ] for participating in each
telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company's average annual net assets.

     For the fiscal year ended December 31, 2005, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as Directors or Trustees of other funds in the same "Fund Complex."

                               AGGREGATE     PENSION OR RETIREMENT     ESTIMATED      TOTAL COMPENSATION
                              COMPENSATION    BENEFITS ACCRUED AS       ANNUAL          FROM THE FUND
                                FROM THE        PART OF FUND'S       BENEFITS UPON   AND ITS FUND COMPLEX
      NAME OF NOMINEE             FUND             EXPENSES           RETIREMENT     PAID TO DIRECTORS(1)
      ---------------         ------------   ---------------------   -------------   --------------------
Ronald J. Arnault...........    $ [    ]              $0                  $0               $ [    ]
Anita L. DeFrantz...........    $ [    ]              $0                  $0               $ [    ]
William E. B. Siart.........    $ [    ]              $0                  $0               $ [    ]
Louis A. Simpson............    $ [    ]              $0                  $0               $ [    ]
Jaynie M. Studenmund........    $ [    ]              $0                  $0               $ [    ]

Interested Nominee
Ronald L. Olson.............    $      0              $0                  $0               $      0

---------------

(1) Includes amounts received in 2005 from the Fund and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Fund. Effective February 2006, the Directors earn compensation for their service as described above.

     During 2005, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

     Required Vote. The Directors of the Fund will be elected by a plurality vote of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

                                   PROPOSAL 2

           PROPOSAL TO AMEND THE FUND'S CERTIFICATE OF INCORPORATION

     The Directors of the Fund are proposing to amend the Fund's Certificate of Incorporation (the "Certificate") to add the following exculpatory provision to be inserted as Paragraph Tenth:

     "Paragraph TENTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of

     Delaware. No amendment or repeal of this paragraph TENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

     The proposed amendment would add to the Fund's Certificate a provision intended to grant the Directors protection from liability to the Fund and its stockholders under certain circumstances. Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, a certificate of incorporation can include a provision eliminating the personal liability of a director for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director, except with respect to liability of a director for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) the willful or negligent declaration of unlawful dividends or stock repurchase or redemption; or (iv) any transaction from which the director derived an improper personal benefit. The amendment, if adopted, would not retroactively eliminate liability for any act or omission occurring prior to the date when it becomes effective.

     If Proposal 2 is approved at the Annual Meeting, it is expected that the amendment of the Fund's Certificate of Incorporation would be effective on or about May 10, 2006.

     Required Vote. Approval of Proposal 2 will require the affirmative vote of a majority of the Fund's Common Stock entitled to vote on the matter. If the vote required to approve Proposal 2 is not obtained, the Fund's Certificate of Incorporation will not be amended and Directors will consider what other actions, if any, to take in the best interests of the Fund. The Directors unanimously recommend that stockholders vote for Proposal 2.

                     INFORMATION CONCERNING THE INVESTMENT
                 ADVISER AND SUBADVISER AND THE FUND'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 155 Bishopsgate, London, England EC2N3TY. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, provides administrative services to the Fund.

     Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                                                                         OF THE FUND
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND YEAR BORN          WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2006
------------------       ----------------  -----------------  ------------------------  -------------
James W. Hirschmann III     President      Served since 1999  Director, President and      [    ]
1960                                                          Chief Executive Officer
                                                              of the Investment
                                                              Adviser (1999-present);
                                                              Director of the
                                                              Subadviser (1999-
                                                              present); President of
                                                              Western Asset Funds,
                                                              Inc. (1999-present) and
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present).
Scott F. Grannis          Vice President   Served since 1990  Chief Economist of the       [    ]
1949                                                          Investment Adviser
                                                              (1989-present); Vice
                                                              President of Western
                                                              Asset Funds, Inc.
                                                              (1990-present).
Ilene S. Harker           Vice President   Served since 1996  Head of Enterprise Risk      [    ]
1955                                                          of the Investment
                                                              Adviser (2003-present);
                                                              Vice President of
                                                              Western Asset Funds,
                                                              Inc. (1990-present) and
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present).
                                                              Formerly: Secretary and
                                                              Director of Compliance
                                                              and Controls of the
                                                              Investment Adviser
                                                              (1978-2003).

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                                                                         OF THE FUND
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND YEAR BORN          WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2006
------------------       ----------------  -----------------  ------------------------  -------------
S. Kenneth Leech          Vice President   Served since 1998  Chief Investment Officer     [    ]
1954                                                          of the Investment
                                                              Adviser (1998-present);
                                                              Vice President of
                                                              Western Asset Funds,
                                                              Inc. (1990-present) and
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present).
Stephen A. Walsh          Vice President   Served since 1999  Deputy Chief Investment      [    ]
1958                                                          Officer of the
                                                              Investment Adviser
                                                              (2000-present); Vice
                                                              President of Western
                                                              Asset Funds, Inc. (1994-
                                                              present).

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                                                                         OF THE FUND
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND YEAR BORN          WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2006
------------------       ----------------  -----------------  ------------------------  -------------
Marie K. Karpinski        Treasurer and    Served since 2001  Vice President, Legg            500
1949                        Principal                         Mason & Co., LLC (2005-
100 Light Street          Financial and                       present); Vice
Baltimore, MD 21202         Accounting                        President, Legg Mason
                             Officer                          Wood Walker,
                                                              Incorporated
                                                              (1992-2005); Vice
                                                              President
                                                              (1986-present),
                                                              Treasurer (1986-2006)
                                                              and Chief Financial
                                                              Officer (2006-present)
                                                              of all Legg Mason retail
                                                              funds, open-end
                                                              investment companies;
                                                              Treasurer and Principal
                                                              Financial and Accounting
                                                              Officer of Western Asset
                                                              Funds, Inc. (1990-
                                                              present), Western Asset
                                                              Premier Bond Fund (2001-
                                                              present), Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund (2003-present) and
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present).

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                                                                         OF THE FUND
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND YEAR BORN          WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2006
------------------       ----------------  -----------------  ------------------------  -------------
Erin K. Morris              Assistant      Served since 2001  Assistant Vice President       None
1966                        Treasurer                         and Manager, Funds
100 Light Street                                              Accounting, Legg Mason &
Baltimore, MD                                                 Co., LLC (2005-
21202                                                         present); Assistant Vice
                                                              President (2002-2005)
                                                              and Manager, Funds
                                                              Accounting (2000-2005),
                                                              of Legg Mason Wood
                                                              Walker, Incorporated;
                                                              Treasurer of Legg Mason
                                                              Income Trust, Inc. and
                                                              Legg Mason Tax-Free
                                                              Income Fund (2006-
                                                              present); Assistant
                                                              Treasurer of Western
                                                              Asset Funds,
                                                              Inc.(2001-present),
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present), Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund (2003-present),
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present),
                                                              Legg Mason Income Trust,
                                                              Inc. (2001-2006) and
                                                              Legg Mason Tax-Free
                                                              Income Fund (2001-2006).

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                                                                         OF THE FUND
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND YEAR BORN          WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2006
------------------       ----------------  -----------------  ------------------------  -------------
Amy M. Olmert            Chief Compliance  Served since 2004  Senior Vice President of     [    ]
1963                         Officer                          Legg Mason, Inc. (2004-
100 Light Street                                              present); Vice President
Baltimore, MD 21202                                           and Chief Compliance
                                                              Officer of all Legg
                                                              Mason retail open-end
                                                              investment companies
                                                              (2004-present); Vice
                                                              President and Chief
                                                              Compliance Officer of
                                                              Legg Mason Charles
                                                              Street Trust, Inc., an
                                                              open-end investment
                                                              company (2004-present);
                                                              Chief Compliance Officer
                                                              of Western Asset Funds,
                                                              Inc., Western Asset
                                                              Premier Bond Fund,
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund and Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present).
                                                              Formerly, Director
                                                              (2000-2003) and Managing
                                                              Director (2003-2004) of
                                                              Deutsche Asset
                                                              Management.
Lisa G. Mrozek              Secretary      Served since 1999  Senior Compliance            [    ]
1962                                                          Officer of the
                                                              Investment Adviser
                                                              (1999-present);
                                                              Secretary of Western
                                                              Asset Funds, Inc.
                                                              (1999-present) and
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present).

---------------

(1) Each officer holds office until his or her respective successor shall have been duly chosen and shall qualify or until his or her resignation or removal.

                 STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2007 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to [MAILING DATE], 2007.

     Stockholders who wish to make a proposal at the 2007 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to [MAILING DATE], 2007.

     The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund's Certificate of Incorporation and Bylaws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     [Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2005, all such filing requirements were met.]

                         ANNUAL REPORT TO STOCKHOLDERS

     The Fund's Annual Report to Stockholders for the fiscal year ended December 31, 2005 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western

Asset Income Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 800-426-5523.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2006, and the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding shares of the Fund. [Representatives of PricewaterhouseCoopers LLP are currently expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.]

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED   AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------   ----------   ------------------   --------   --------------
December 31, 2004    $36,000           $2,500          $  950          $0
December 31, 2005    $32,200           $2,500          $1,050          $0

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including interim audit security pricing.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the fiscal years ended December 31, 2004 and December 31, 2005, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $372,631 and $202,047, respectively, to the Fund, the

Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP did not bill fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2004. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $127,460 for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Adviser) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2005.

     PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2005.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Lisa G. Mrozek, Secretary

March [  ], 2006

                            WESTERN ASSET INCOME FUND

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are several issues related to the management and operation of your Fund that require your immediate attention and approval. These matters are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 9, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Income Fund

                                   DETACH HERE

--------------------------------------------------------------------------------

                            WESTERN ASSET INCOME FUND

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2006
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            WESTERN ASSET INCOME FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Western Asset Income Fund, a Delaware corporation (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 9, 2006, at 8:00 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

            PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET INCOME FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





                                   DETACH HERE

[X] Please mark
    votes as in
    this example


WESTERN ASSET INCOME FUND


1.  Election of Directors.

  (01) RONALD J. ARNAULT,         (03) ANITA L. DEFRANTZ,  (04) RONALD L. OLSON,
  (05) WILLIAM E.B. SIART,        (06) LOUIS A. SIMPSON,
  (07) JAYNIE MILLER STUDENMUND


      FOR [ ]           [ ] WITHHELD
      ALL               FROM ALL
      NOMINEES          NOMINEES

      [ ] For all nominees except as noted above

2. Amendment to the Fund's Certificate of Incorporation to add the proposed exculpatory provision.

      FOR [ ]           [ ] AGAINST            [ ] ABSTAIN


With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE AMENDMENT TO THE FUND'S CERTIFICATE OF INCORPORATION.

Please be sure to sign and date this Proxy.

Signature: --------------------------------- Date: -----------

Signature: --------------------------------- Date: -----------